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

CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : May 1998

Beginning of the Month Principal Receivables :                                                                 10,226,682,345.49
                                                                                                               ------------------
Beginning of the Month Finance Charge Receivables :                                                               292,671,366.00
                                                                                                               ------------------
Beginning of the Month Discounted Receivables :                                                                             0.00
                                                                                                               ------------------
Beginning of the Month Total Receivables :                                                                     10,519,353,711.49
                                                                                                               ------------------

Removed Principal Receivables :                                                                                             0.00
                                                                                                               ------------------
Removed Finance Charge Receivables :                                                                                        0.00
                                                                                                               ------------------
Removed Total Receivables :                                                                                                 0.00
                                                                                                               ------------------

Additional Principal Receivables :                                                                                394,469,914.58
                                                                                                               ------------------
Additional Finance Charge Receivables :                                                                               444,469.67
                                                                                                               ------------------
Additional Total Receivables :                                                                                    394,914,384.25
                                                                                                               ------------------

Discounted Receivables Generated this Period                                                                                0.00
                                                                                                               ------------------

End of the Month Principal Receivables :                                                                        9,951,768,642.55
                                                                                                               ------------------
End of the Month Finance Charge Receivables :                                                                     288,111,117.48
                                                                                                               ------------------
End of the Month Discounted Receivables :                                                                                   0.00
                                                                                                               ------------------
End of the Month Total Receivables :                                                                           10,239,879,760.03
                                                                                                               ------------------

Excess Funding Account Balance                                                                                              0.00
                                                                                                               ------------------
Adjusted Invested Amount of all Master Trust Series                                                             8,563,625,374.35
                                                                                                               ------------------

End of the Month Seller Percentage                                                                                         13.95%
                                                                                                               ------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : May 1998                                                              ACCOUNTS                   RECEIVABLES

End of the Month Delinquencies :
      30 - 59 Days Delinquent                                                              124,793                201,508,575.17
                                                                                    ---------------            ------------------
      60 - 89 Days Delinquent                                                               72,953                131,046,937.31
                                                                                    ---------------            ------------------
      90 + Days Delinquent                                                                 132,037                254,823,779.36
                                                                                    ---------------            ------------------

      Total 30 + Days Delinquent                                                           329,783                587,379,291.84
                                                                                    ---------------            ------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                            5.74%
                                                                                                               ------------------

Defaulted Accounts During the Month                                                         47,270                 70,363,420.02
                                                                                    ---------------            ------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                        8.26%
                                                                                                               ------------------


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
Total Collections and Gross Payment Rate                                          1,128,539,919.23                         10.73%
                                                                                 ------------------            ------------------

Collections of Principal Receivables and Principal Payment Rate                     943,747,341.80                          9.23%
                                                                                 ------------------            ------------------

      Prior Month Billed Finance Charge and Fees                                    151,937,952.68
                                                                                 ------------------
      Amortized AMF Income                                                            8,549,111.04
                                                                                 ------------------
      Interchange Collected                                                           7,466,753.47
                                                                                 ------------------
      Recoveries of Charged Off Accounts                                             11,319,517.86
                                                                                 ------------------
      Collections of Discounted Receivables                                                   0.00
                                                                                 ------------------

Collections of Finance Charge Receivables and Annualized Yield                      179,273,335.05                         21.04%
                                                                                 ------------------            ------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : May 1998

Beginning Unamortized AMF Balance                                                                                  41,314,199.86
                                                                                                               ------------------
    + AMF Slug for Added Accounts                                                        34,161.51
                                                                                 ------------------
    + AMF Collections                                                                14,068,353.42
                                                                                 ------------------
    - Amortized AMF Income                                                            8,549,111.04
                                                                                 ------------------
Ending Unamortized AMF Balance                                                                                     46,867,603.75
                                                                                                               ------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : May 1998

Gross Principal Payment Rate                                                                  9.23%
                                                                                 ------------------

May 17, 1994   3% Discount of Addition                                                                             50,184,973.92
                                                                                                               ------------------
      Total Discounted Receivables Collections as of Beginning of Month              50,184,973.92
                                                                                 ------------------
      Collections of Discounted Receivables Current Month                                     0.00
                                                                                 ------------------
Discounted Receivables to be Collected                                                                                      0.00
                                                                                                               ------------------





                                      /a/Douglas C.H. Admanson
                                      -------------------------
                                      Douglas C.H. Adamson
                                      Securitization Manager

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